Exhibit 10.1

                         AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (the "Agreement"), dated January 30, 2007 by and between IMAR Group, LLC, a North Dakota limited liability company (the "Company"), in the business of designing, manufacturing and selling boats under the names IMAR Group, Sugar Sand and Gekko with its Members, Mike Bullinger, Chuck Crary, Howard Dahl, Mark Overbye, Tom Shorma, Bill Schlossman, Gary Rutherford, and North Dakota Development Fund (the "Members") (the Company and the Members are collectively referred to hereinafter as the "Seller"), on the one hand, and Challenger Powerboats, Inc., a Nevada corporation ("Buyer"), on the other hand.

                                    RECITALS
                                    --------

A. For the consideration and on the terms set forth in this Agreement, the Seller desires to sell to Buyer and Buyer desires to purchase from Seller all of the business and assets of the Company, including without limitation all of the Members' interests in the Company (the "Membership Interests").

                                    AGREEMENT
                                    ---------

    The  parties,  intending  to  be  legally  bound,  agree  as  follows:

1.     DEFINITIONS.  For  purposes  of this Agreement, the following terms shall
       -----------
have  the  meaning  specified  or  referred  to  in  this  Section  1.

1.1     BUYER  -  As  defined  in  the  first  paragraph  of  this  Agreement.
        -----

1.2     CLOSING  -  As  defined  in  Section  2.3.
        -------

1.3     CLOSING  BALANCE  SHEET  -  As  represented  in  Section  3.4(b).
        -----------------------

1.4     COMPANY  -  As  defined  in  the  first  paragraph  of  this  Agreement.
        -------

1.5     CONTEMPLATED  TRANSACTIONS - All of the transactions contemplated by the
        --------------------------
Related  Agreements.

1.6     EFFECTIVE  DATE  -  As defined in the first paragraph of this Agreement.
        ---------------

1.7     ENCUMBRANCES  -  Any  charge,  claim,  addition, interest, lien, option,
        ------------
pledge, security interest, right of first refusal or restriction of any kind, or exercise of any other attribute of ownership.

1.8     MEMBERS  -  As  defined  in  the  first  paragraph  of  this  Agreement.
        -------

1.9     MEMBERSHIP  INTERESTS  -  As  defined in the Recitals of this Agreement.
        ---------------------

1.10     NOTE  HOLDERS  -  Holders of the Buyers Notes referred to under Section
         -------------
2.2 identified as Mike Bullinger, Chuck Crary, Howard Dahl, Tom Shorma, and William Schlossman.

1.11     ORGANIZATIONAL  DOCUMENTS  -  The  Articles  of  Organization,  the
         -------------------------
Certificate of Organization and all Operating Agreements and Member Control Agreements of Company, including any amendments to any of the foregoing, and minutes of meetings of the governors and members of the Company.

1.12     PURCHASE  PRICE  -  As  defined  in  Section  2.2.
         ---------------

1.13     REAL  PROPERTY  LEASE  AGREEMENT  -  The  Company's  lease with Branick
         --------------------------------
Industries, Inc. involving the land and building located at 2300 3rd Avenue North, Fargo, North Dakota.

1.14     RELATED  AGREEMENTS  -  The  Gary  Rutherford  Agreement  to  Transfer
         -------------------
Membership Interests, the Mark Overbye Release, the November 30, 2006 Mark Overbye Agreement, and the Mark Overbye Employment Agreement.

1.15     SELLER  -  As  defined  in  the  first  paragraph  of  this  Agreement.
         ------

1.16     UNIT HOLDERS - Individuals holding Membership Interests in the Company.
         ------------

2.     SALE  AND  TRANSFER  OF  SELLERS'  INTERESTS;  CLOSING.
       ------------------------------------------------------

2.1      SELLER'S  INTERESTS.  Subject  to  the  terms  and  conditions  of this
        --------------------
Agreement, the Seller will sell, assign transfer and deliver all of their collective interests in the Company, including the Membership Interests and all of the assets of the Company to Buyer (the "Assets")and Buyer will purchase those Assets and Membership Interests. The Assets of the Company include, without limitation, the following:

(a) all real property, if any, listed in the disclosure schedule of even date heretofore delivered by Seller to Buyer (hereinafter sometimes called the "Disclosure Schedule");
 --------------------

(b) all leases (including, without limitation, mineral rights leases) of real property, if any, listed in the Disclosure Schedule in respect of which Buyer consents in writing to the assignment thereof;

(c) all fixtures and other fixed assets, including without limitation leasehold improvements, of any kind or description owned by the Company and located, affixed, installed in or upon the real property owned or leased (which leases are to be assigned to Buyer) by the Company or used or usable in connection with the business or operations of Seller, other than machinery and equipment included under (d) below, such fixtures and other fixed assets, including leasehold improvements, being hereinafter sometimes collectively called the "Fixed Assets");
              -------------

(d) all furniture, vehicles, machinery and equipment of any kind or description owned by Seller and located, affixed, installed in or upon the real property owned or leased by the Company (which leases are to be assigned to Buyer), or used or usable in connection with the business or operations of the Company, such furniture, vehicles, machinery and equipment being hereinafter sometimes collectively called the "Machinery and Equipment";
                                       -------------------------

(e) all inventories of merchandise and supplies of any kind or description owned by the Company and located in or upon the real property owned or leased by Seller (which leases are to be assigned to Buyer), or used or usable in connection with the Business or operations of Seller, including raw materials, work-in-process and finished goods, such inventory being hereinafter sometimes collectively called the "Inventory";
                            ---------

(f) all customer and trade accounts receivable arising out of the business or operations of the Company, such accounts receivable being hereinafter sometimes collectively called the "Receivables";
                                       -----------

(g)     all  leases of personal property of the Company listed in the Disclosure
Schedule in respect of which Buyer consents in writing to the assignment thereof;

(h) all of the Company's contracts listed in the Disclosure Schedule in respect of which Buyer consents in writing to the assignment thereof and all other such contracts entered into by the Company in the ordinary and regular course of business;

(i) all of the Company's patents, trademarks, trade names, service marks, copyrights, registrations, applications, licenses and rights, including without limitation those listed in the Disclosure Schedule;

(j) all of the Company's insurance policies listed in the Disclosure Schedule to the extent such policies or rights there under are assignable and in respect of which Buyer consents in writing to the assignment thereof;

(k) all of the outstanding capital stock of, all other investments in, and all loans to, all subsidiaries, if any, of the Company; and

(l) any other asset of the Company, whether or not reflected in its financial statements or on its books, including but not limited to rights and claims to refund or abatement of taxes, claims against suppliers for damaged or faulty merchandise, claims against insurance carriers under the policies listed in the Disclosure Schedule, claims against customers for inventory sold, right to use its corporate name, supplier and customer lists, trade secrets and any other intangible asset, all of the Company's deposits and escrow accounts, including without limitation those set forth in the Disclosure Schedule, all Investment Securities and any other asset of the Company, whether or not reflected in its financial statements or on its books, unless Buyer shall have specifically elected in writing not to acquire certain assets of Seller.


2.2     PURCHASE  PRICE  AND  SECURITY.  The  purchase  price  to  be  paid  for
        ------------------------------
Membership Interests to be transferred by Seller to Buyer shall be an amount equal to the following:

     (a) At the Closing, Buyer shall deliver to Seller's Note Holders the sum of $256,500 in cash Dollars (such amount being hereinafter sometimes called the "Closing Payment"), payable by certified or bank cashier's check or checks,
      ---------------
or  wire  funds  transfer.

     (b) Within 10 business days of Closing, Buyer shall deliver to Seller's Note Holders 3,000,000 shares of Challenger Power Boat, Inc. stock (the "Shares"), which shall be issued 600,000 shares to each of the five (5) Note Holders. The Shares shall be restricted from sale, contract for sale, transfer, loan, gift, donation, or any other disposition for a period of eighteen months from the date of this Agreement.

(c) At the Closing, Buyer shall deliver to Seller's Note Holders a Promissory Note (Note1) in the sum of $1,680,778, a copy of which is attached hereto as
Exhibit  2.2(c).

(d) At the Closing, Buyer shall deliver to Seller's Note Holders a second Promissory Note (Note2) in the sum of $1,151,500, a copy of which is attached hereto as Exhibit 2.2(d).

(e) Buyer shall guaranty the $275,000 Mercury Marine and GE letter of credit with State Bank of Fargo, which letter of credit shall be further secured by the Guaranty set forth under 2.2(f) below.

(f) The Notes referred to above, and the Letter of Credit referred to above shall be secured by Dutchess Private Equities Fund, Ltd guaranty of even date, a copy of which is attached as Exhibit 2.2(f). In addition, Buyer grants to Seller's Note Holders a security interest in all Assets of the Company as defined herein and as modified by the Closing balance sheet.

2.3     CLOSING.  The  Closing,  involving the purchase and sale provided for in
        -------
this Agreement, will take place at 11:30 a.m. on January 30, 2007, at the offices of Anderson & Bottrell, Fargo, North Dakota or at such other time and place as the parties may agree.

2.4     CLOSING  OBLIGATIONS.  At  the  Closing:
        --------------------

(a)     Sellers  will  deliver  to  Buyer:

(i) A certificate representing all of the ownership interests in the Company, including, without limitation, the Membership Interests; and

(ii) A certificate executed by each Member representing and warranting to Buyer that each of Company's and the Members' representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as if made on the date of Closing.

(iii) An opinion of Anderson & Bottrell, legal counsel for Seller, dated the Closing Date, in the form of Exhibit 2.4(a)(iii).

(b)     Buyer will deliver to Seller the Notes and Guaranty specified in Section
                                                                         -------
2.2.
---

(c) Buyer will enter into an Employment Agreement with Mark Overbye attached hereto as Exhibit 2.4 (c).

(d) Buyer will enter into a Transfer Agreement with Mark Overbye which transfers Overbye's rights in various Gekko Sports Corp. related assets to Buyer, attached hereto as Exhibit 2.4(d).

(e) Buyer will deliver an opinion of Trombly Business Law, corporate counsel for Buyer, dated the Closing Date, in the form of Exhibit 2.4(e).

(f) Buyer will deliver an opinion of Rose, Chintz & Rose, legal counsel for Dutchess, dated the Closing Date, in the form of Exhibit 2.4(f).

3.     REPRESENTATIONS  AND WARRANTIES OF SELLER.  Company and Members represent
       -----------------------------------------
and  warrant,  to  the  best  of  their  knowledge,  to  Buyer  as  follows:

3.1     ORGANIZATION  AND  GOOD  STANDING.
        ---------------------------------

(a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Dakota, with full corporate power and authority to conduct its business.

(b) Company has delivered to Buyer copies of the Organizational Documents as currently in effect.

3.2     AUTHORITY;  NO  CONFLICT.
        ------------------------

(a) This Agreement constitutes a legal, valid and binding obligation of Company, enforceable against Company and Members in accordance with its terms.

(b) Neither the execution and delivery of this Agreement nor the consummation or performance of the Contemplated Transactions will, directly or indirectly: (i) Contravene, conflict with, or result in a violation of any provision of the Organizational Documents; (ii) Contravene, conflict with, or result in a violation of, or give any governmental body or other person a right to challenge the contemplated transaction or to exercise any remedy or obtain any relief; (iii) Contravene, conflict with, or result in a violation or breach of any provision of, or give any person the right to declare a default or exercise any remedy under, to accelerate the maturity or performance of, or to cancel, terminate or modify, any binding legal contract; or (iv) Result in the imposition or creation of any lien or encumbrance on or with respect to any of Company's assets or the Membership Interests.

3.3     CAPITALIZATION.
        --------------

(a) The authorized equity securities of Company consist entirely of Membership Interests as set forth on the attached Statement of Contributions. Each of the Members represents that they own their Membership Interest free and clear of any liens or other encumbrances and that they have not pledged or hypothecated their Membership Interest in any way.

(b) There are no outstanding options, contracts, calls, commitments, demands or Member Buy-Sell Agreements of any kind relating to the Membership Interests of the Company except as set forth on the Statement of Contributions.

(c) Company owns no outstanding stock or ownership interests in any other business entities.

3.4     FINANCIAL  STATEMENTS.
        ---------------------

(a) Copies of the unaudited financial statements of Company consisting of balance sheets and income statements as of the close of business on December 31 for each of the three (4) years ending December 31, 2003 through December 31, 2006 have been delivered by Company to Buyer.

(b)     The  Company's  Closing  Balance  Sheet, a copy of which is attached as
Exhibit 3.4(b), and which has been approved by Buyer as of the Effective Date, is true and correct in all material respects and, except as otherwise disclosed, presents an accurate and complete disclosure of the Company's financial condition as of the Effective Date. There have been no material adverse changes in the financial condition of Company other than as reflected in the Closing Balance Sheet.

3.5     ORGANIZATIONAL DOCUMENTS.  The Organizational Documents, copies of which
        ------------------------
have been provided to Buyer, contain accurate and complete records of all meetings held of, and company action taken by, the Members and Board of Governors of Company. Seller represents that there are no other operative documents with respect to the organization, capitalization or other ownership interests in the Company.

3.6     ACCOUNTS  RECEIVABLE.  All  accounts  receivable  as  reflected  on  the
        --------------------
Closing Balance Sheet represent or will represent valid obligations arising from sales actually made or services actually performed by the Company. The Closing Balance Sheet shall make note of any doubtful accounts and the reasons therefore.

3.7     NO  UNDISCLOSED  LIABILITIES.  Company has no liabilities or obligations
        ----------------------------
of any nature, whether known or unknown and whether absolute, accrued, contingent or otherwise, except for liabilities or obligations reflected or reserved against in the Closing Balance Sheet and current liabilities incurred in the ordinary course of business the nature of which have been disclosed in writing to the Buyer.

3.8     TAXES.  All federal, state, county and local income, ad valorem, excise,
        -----
sales, use, premium, gross receipts and other taxes and assessments which are due and payable have been duly reported, fully paid and discharged as reported by Company, and there are no unpaid taxes which are or could become a lien on the properties and assets of Company. True and complete copies of the Company's tax returns for the years 2003, 2004, and 2005 have been provided to Buyer. The amount of accrued taxes, if any, is set forth in the Closing Balance Sheet of Company. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued, except the Company's 2006 income tax return, which is not yet due. Seller is responsible for filing all necessary tax returns for tax year 2006. Company has no knowledge of any possible deficiency assessments in respect to any federal income tax return or other tax returns filed by Company. The Seller is not aware of any deficiencies or penalties that will apply to the Company's 2006 tax return.

3.9     TITLE  TO  PROPERTIES;  ENCUMBRANCES.  Except  as otherwise disclosed to
        ------------------------------------
Buyer, Company owns all of the assets (whether real, personal, or mixed and whether tangible or intangible) that Company purports to own, including all of the assets reflected on the Closing Balance Sheet, and except as reflected on the Closing Balance Sheet, all such material properties and assets are free and clear of all Encumbrances. As of the Effective Date, all assets and business properties of Company are in reasonably good operating condition and repair subject only to ordinary wear and tear. None of the Members own any right, title or interest in the Assets of the Company other than through their Membership Interests.

3.10     EMPLOYEES;  LABOR  RELATIONS;  COMPLIANCE.  Company  has provided Buyer
         -----------------------------------------
with a complete and accurate list of all of Company's employees who perform functions necessary to the continuation of the operation of Company's business together with a list of their current salary and benefits. In addition to the foregoing, to the best of Seller's knowledge, as of the Effective Date:

(a) Company has complied with all laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes.

(b) Since its organization, Company has not been a party to any collective bargaining or other labor contract.

(c) There are no worker's compensation claims threatened or pending against Company.

(d) No employee or former employee of Company has any claim relating to employment, equal employment opportunity, non-discrimination, immigration, wages, hours, benefits, the payment of social security and similar taxes, occupational safety and heath, pension, retirement, profit sharing, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership, severance pay, insurance, medical, welfare, vacation plan or any other employee benefit plan.

3.11     EMPLOYEE  BENEFIT  PLANS.  Except  for Company's 401(k) plan, a copy of
         ------------------------
which has been disclosed to Buyer, Company has no other employee pension or benefit plans of any kind. With respect to the Company's 401(k) plan, all required contributions payments which are due by Company have been timely made. The Seller is not aware of any claims or threatened claims with respect to the Company's 401 (k) plan.

3.12     ABSENCE  OF PROHIBITED PAYMENTS.  Since the Company's organization, the
         -------------------------------
Company and Members have not directly or indirectly made any contribution gift, bribe, rebate, payoff, influence payment, kickback or other payment to any person or entity, regardless of form, whether in money, property or services: to obtain favorable treatment in securing business; to pay for favorable treatment for business secured; to obtain special concessions or for special concessions already obtained for; or in violation of any statutory prohibition.

3.13     AGREEMENTS.
         ----------

(a) Except as otherwise disclosed in writing to Buyer, all of the contracts between Company and its vendors, suppliers and customers have been disclosed to Buyer. Except as otherwise disclosed to Buyer, such contracts are in full force and effect and, to Seller's knowledge, there is no intent to terminate or cancel any of such contracts nor is the Company in default under such contracts.

(b) The Real Property Lease Agreement disclosed to Buyer represents the only real estate used by Company in its business. The Seller is in full and complete compliance with the terms of the Real Property Lease Agreement and the Seller is not aware of any claims or threatened claims related to that agreement.

3.14     COMPLIANCE  WITH  LEGAL  REQUIREMENTS;  GOVERNMENTAL  AUTHORIZATIONS.
         --------------------------------------------------------------------

(a) Since its organization, Company has been in full compliance with each legal requirement that is or was applicable to Company or to the conduct or operation of its business or the ownership or use of its assets.

(b) Except as otherwise disclosed to Buyer, no governmental authorization is required for the Company to conduct its business.

3.15     LEGAL  PROCEEDINGS.  Except  as otherwise disclosed to Buyer, there are
         ------------------
no legal, administrative or other proceedings, investigations or inquiries, errors or omissions or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving Company or any of its assets, business properties or employees, nor does Seller know or have reasonable grounds to know of any basis for any proceedings, investigations or inquiries, errors, omissions or other claims, judgments, injunctions or restrictions.

3.16     INSURANCE.  Seller  has  delivered to Buyer true and complete copies of
         ---------
all policies of insurance to which the Company is a party. All policies to which the Company is a party are valid, outstanding and enforceable and, taken together, provide adequate insurance coverage for the assets and the operations of the Company, its assets and its business properties.

3.17     ENVIRONMENTAL  MATTERS.
         ----------------------

(a) Company is and at all times has been in full compliance with, and has not been and is not in violation of or liable under any federal, state or local environmental laws.

(b) There are no pending or, to the knowledge of Seller, any threatened claims arising under or pursuant to any federal, state or local environmental laws with respect to or affecting the Company, its assets or business properties.

(c) There are no hazardous materials present on the leasehold property occupied by the Company nor, to Seller's knowledge, has there been any release of any hazardous materials at or on these leasehold facilities.

(d) Company has delivered to Buyer true and complete copies and results of any reports, studies, analysis, tests or monitoring pertaining to hazardous materials on the leasehold property.

3.18     DISCLOSURE.
         ----------

(a) No representation or warranty of Seller in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

(b) There is no fact known to Seller that has specific application to Company and that materially or adversely affects the assets, business properties, prospects, financial conditions or operations of Company that has not been set forth in this Agreement.

3.19     BROKERS  OR  FINDERS.  Seller  and  their  agents  have  incurred  no
         --------------------
obligation or liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or similar payments in connection with this Agreement. Seller acknowledges that it has engaged LBW Management, LLC, as consultants, and will pay any LBW fee out of the proceeds of this sale. Buyer shall have no obligation to LBW.

4.     REPRESENTATIONS  AND  WARRANTIES OF BUYER.  Buyer represents and warrants
       -----------------------------------------
to  the  best  of  its  knowledge,  to  Seller  as  follows:

4.1     AUTHORITY;  NO  CONFLICT.
        ------------------------

(a) This Agreement constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

(b) Buyer is not and will not be required to give any notice or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of the contemplated transactions.

4.2     BROKERS OR FINDERS.  Buyer and its agents have incurred no obligation or
        ------------------
liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other similar payment in connection with this Agreement.

4.3     MARK  OVERBYE  MATTERS.  Buyer  acknowledges  that  Seller  is  under no
        -----------------------
obligation to satisfy any commission, royalty, or purchase option due to Mark Overbye. Prior to or at Closing, Buyer will have negotiated satisfaction of any such commission, royalty, or purchase option, and indemnifies and holds Seller harmless from and against any claim by Mark Overbye for any commission, royalty, or purchase option.

5.     CONDITIONS  PRECEDENT TO BUYER'S OBLIGATION TO CLOSE.  Buyer's obligation
       ----------------------------------------------------
to complete this transaction on the terms set forth herein and to take such other action as is required to be taken by Buyer at Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived by Buyer, in whole or in part:

5.1     ACCURACY  OF  REPRESENTATIONS.  All  of  Seller's  representations  and
        -----------------------------
warranties in this Agreement, individually and collectively, must have been accurate in all material respects as of the Effective Date.

5.2     RELATED  AGREEMENTS.  The  Buyer  and  Mark  Overbye will have approved,
        -------------------
executed  and  delivered  the  Related  Agreements.

5.3     APPROVAL OF CLOSING BALANCE SHEET.  Buyer will have approved the Closing
        ---------------------------------
Balance  Sheet.

6.     CONDITIONS  PRECEDENT  TO  SELLER'S  OBLIGATION  TO  CLOSE.
       ----------------------------------------------------------

6.1     ACCURACY  OF  REPRESENTATIONS.  All  of  Buyer's  representations  and
        -----------------------------
warranties in this Agreement must have been accurate in all material respects as of the Effective Date.

6.2     RELATED  AGREEMENTS.   Gary Rutherford, Buyer and Mark Overbye will have
        -------------------
approved,  executed  and  delivered  the  Related  Agreements.

6.3     RELEASE  OF  GUARANTEES.  Buyer will have either (1) secured the release
        ------------------------
of Members, or (2) indemnified the Members.from all known ongoing personal guarantees of any and all Company debt and obligations, including vendors and dealer floor plan loans.

6.4     LETTER  OF  CREDIT.  Buyer  will  guarantee,  and  obtain  the  further
        ------------------
guarantee from Dutchess Private Equities Fund, Ltd of the $275,000 Mercury Marine and GE letter of credit with State Bank of Fargo as set forth under
Section  2.2(f).

7.     TERMINATION  EVENTS.
       -------------------

7.1 This Agreement may, by notice given prior to or at the Closing, be terminated:

(a) By either Buyer or Seller if a material Breach of any provision of this Agreement or related agreements have been committed by the other party and such Breach has not been waived;

(b) By Buyer, if any of the conditions in Section 5 have not been satisfied as of the Closing or if the satisfaction of such a condition is or becomes impossible and Buyer has not waived such condition on or before Closing; or

(c) By Seller, if any of the conditions in Section 6 have not been satisfied as of the Closing or if the satisfaction of any such a condition is or becomes impossible and Seller has not waived such condition on or before the closing.

(d)     By  mutual  consent  of  Buyer  and  Seller;  or

(e) By either Buyer or Seller if the Closing has not occurred on or before February 1, 2007, or such later date as the parties may agree upon.

7.2     EFFECT  OF TERMINATION.  Each party's right of termination under Section
        ----------------------
7.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If the Agreement is terminated pursuant to Section 7.1, all further obligations of the parties under this Agreement will terminate; provided, however, if this Agreement is terminated by a party because of a breach of this Agreement by the other party, the terminating the party's right to pursue all legal remedies will survive such termination unimpaired.

8.     SURVIVAL  OF  WARRANTIES;  INDEMNIFICATION.
       ------------------------------------------

8.1     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All representations and
        ----------------------------------------------
warranties contained in this Agreement, any Schedule and any certificate delivered at the Closing of the Seller or Buyer shall survive the Closing and be unaffected by any investigation made by or on behalf of any party hereto. Anything in this Section 8.1 or elsewhere in this Agreement to the contrary
                    ------------
notwithstanding, neither Seller nor Buyer may make any claim or demand against the other based upon any alleged breach, untruth, inaccuracy of, or error in, any representation or warranty or failure to perform any of the covenants, conditions or agreements set forth in this Agreement unless such claim or demand be in writing and delivered to the party alleged to have committed such breach or made such untruthful, inaccurate or erroneous representation or warranty or failed to perform such covenant, condition or agreement within (a) thirty-six
(36) months from the Closing Date, to the extent related to non-tax matters, and
(b) the applicable statute of limitations (including extensions thereof) to the extent related to tax matters.

8.2     SELLER'S'  INDEMNIFICATION  OBLIGATIONS.  Subject  to the limitations in
        ---------------------------------------
this Section and under Subsection 8.3, the Seller agrees, jointly and severally, to indemnify, defend, and hold harmless the Buyer against any and all claims to the extent such claims are based upon, arise out of or relate to any inaccurate, untruthful or erroneous representation or any breach of any warranty or any failure to perform any of the covenants, conditions or agreements of Seller set forth in this Agreement or in any certificate delivered pursuant hereto.

8.3     BUYER'S  INDEMNIFICATION OBLIGATIONS.  Buyer agrees to indemnify, defend
        ------------------------------------
and hold harmless Members against any and all claims to the extent that such claims are based upon, arise out of or relate to any inaccurate, untruthful or erroneous representation or any breach of any warranty or any failure to perform any of the covenants, conditions or agreements of Buyer set forth in this Agreement or in any certificates delivered pursuant hereto.

8.4     CONDITIONS  OF  INDEMNITY.  The  indemnification  provided  for  in
        -------------------------
subsections  8.2  and  8.3  is  subject  to  the  following  conditions:
        --

(a) No indemnity is required to the extent any claim is covered under any policy of insurance obtained by Company;

(b) Buyer is not entitled to indemnity for any claim arising out of any matter to the extent Seller establishes that the liability was incorporated into the Closing Balance Sheet.; and

(c) Indemnity is required only after and to the extent that the aggregate amount of all claims covered by the indemnity running to such party's benefit exceeds the aggregate sum of $100,000 (the "Basket").

(d) Any claim for indemnification hereunder must be asserted within the applicable time period referred to in Section 8.1.
                                            ------------

8.5     CLAIM.  As  used  in  this Section 8 the word "claim" shall mean any and
        -----                      ---------
all liabilities, obligations, losses, damages, deficiencies, claims, assessments, penalties, actions, proceedings, suits and judgments of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorneys' fees) relating thereto.

     9.     MISCELLANEOUS.
            -------------

(a)     NOTHIRD PARTY BENEFICIARIES.  This Agreement shall not confer any rights
        ---------------------------
or remedies upon any person other than the Buyer and Seller and their respective successors and permitted assigns.

(b)     ENTIRE  AGREEMENT.  This  Agreement (including the documents referred to
        -----------------
herein) and the Related Agreements constitute the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

(c)     SUCCESSION  AND  ASSIGNMENT.  This  Agreement  shall be binding upon and
        ---------------------------
inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other.

(d)     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
        ------------
counterparts,  each  of  which  shall  be  deemed  an  original but all of which
        ---
together  will  constitute  one  and  the  same  instrument.

(e)     HEADINGS.  The section headings contained in this Agreement are inserted
        --------
for convenience only and shall not affect in any way the meaning of interpretation of this Agreement.

(f)     GOVERNING  LAW.  The  Agreement  shall  be  governed by and construed in
        --------------
accordance with the domestic laws of the State of North Dakota without giving effect to any choice or conflict of law provision or rule (whether of the State of North Dakota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of North Dakota.

(g)     AMENDMENTS AND WAIVERS.  No amendment of any provision of this Agreement
        ----------------------
shall be valid unless the same shall be in writing and signed by Buyer, the Company and the Members. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(h)     CONSTRUCTION.  The  parties have participated jointly in the negotiation
        ------------
and  drafting  of  this  Agreement.

(i)     ENFORCEABILITY.  If  any  provision of this Agreement or its application
        --------------
to any person or circumstance is invalid or unenforceable, then the remainder of this Agreement or the application of the provision to other persons or circumstances shall not be affected. If any provision or application is invalid or unenforceable, then a suitable and equitable provision shall be substituted to carry out, as far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision.

(j)     COOPERATION  AFTER CLOSING.  Each party will cooperate, and will use its
        --------------------------
best efforts to have its officers, directors and other employees cooperate, with the other party at its request, on and after the Closing Date, in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes relating to adjustment of federal income and other taxes of Seller for all periods prior to the Closing Date and in connection with any such other actions, proceedings, arrangements or disputes involving either party or based upon any of Seller's contracts, agreements, acts or omissions which were in effect or occurred on or prior to the Closing Date.

Seller agrees that it will, at any time and from time to time after the Closing Date, upon request of Buyer, take or cause to be taken such further action and execute and deliver or cause to be executed and delivered all such further documents as may be reasonably required for the assigning, transferring, delivering, assuring and confirming to Buyer, or for aiding or assisting in collecting or reducing to possession, any or all of the subject Assets to be sold, transferred, assigned and delivered hereunder, including, without limitation, payments received by Seller with respect to Receivables.

(k)     PUBLIC ANNOUNCEMENTS.  Any public announcement or similar publicity with
        --------------------
respect to this Agreement or the contemplated transactions will be issued, if at all, at such time and in such manner as Buyer determines.

(l)     NOTICES.  All  notices, consents, waivers and other communications under
        --------
this Agreement shall be given in writing by certified mail, signed return receipt requested, which, unless otherwise designated by a party, shall be addressed as follows:

     To  Seller:                         David  J.  Hauf
                                         Anderson  &  Bottrell
                                         State  Bank  Center,  Suite  302
                                         3100  13th  Avenue  SW
                                         P.O.  Box  10247
                                         Fargo,  ND  58106-0247
                                         Telephone:  (701)  235-3300
                                         Facsimile:  (701)  237-3154
                                         E-mail:dhauff@andersonbottrell.com

     To  Buyer:                          Ms.  Laurie  Phillips,  President  &
                                         CEO
                                         Challenger  Powerboats,  Inc.
                                         300  Westlink  Dr.
                                         Washington,  MO  63090
                                         P  (636)  390-9000
                                         F  (636)  390-2556

     with  a  copy  to:
                                         Mr.  Michael  Novielli
                                         1110  Rt.  55,  Suite  206
                                         LaGrangeville,  NY  12540
                                         P  (845)  575-6770
                                         F  (845)  575-6772

(m)     EFFECTIVE  DATE.The  parties  agree  that  the  effective  date  of this
        ----------------
agreement  is  January  1,  2007  for operational, tax and accounting treatment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                SELLER

                                IMAR  Group,  LLC.

                                By /s/ Brad  Williams
                                   ------------------
                                   Brad  Williams  CEO/President


                                   /s/ Mike  Bullinger
                                   -------------------
                                   Mike  Bullinger,  Member  and  Note  Holder


                                   /s/ Chuck  Crary
                                   ----------------
                                   Chuck  Crary,  Member  Note  Holder


                                   /s/ Howard  Dahl
                                   ----------------
                                   Howard  Dahl,  Member  and  Note  Holder


                                   /s/ Mark  Overbye
                                   -----------------
                                   Mark  Overbye,  Member


                                   /s/ Gary  Rutherford
                                   --------------------
                                   Gary  Rutherford,  Member


                                   /s/ Tom  Shorma
                                   ---------------
                                   Tom  Shorma,  Member  and  Note  Holder


                                   /s/ Bill  Schlossman
                                   --------------------
                                   Bill  Schlossman,  Member  and  Note  Holder


                                   North  Dakota  Development  Fund,  Member


                                By /s/ Brad  Williams
                                   ------------------
                                   Brad  Williams,  President


                                BUYER


                                Challenger  Powerboats,  Inc.


                                By /s/ Laurie Phillips
                                   -------------------
                                   Laurie  Phillips,  President